Exhibit 99.1

3Q 2016 Earnings Call Oscar Munoz Chief Executive Officer Scott Kirby President Julia Haywood Executive Vice President and Chief Commercial Officer Andrew Levy Executive Vice President and Chief Financial Officer October 18, 2016

Safe Harbor Statement Certain statements included in this presentation are forward-looking and thus reflect our current expectations and beliefs with respect to certain current and future events and financial performance. Such forward-looking statements are and will be subject to many risks and uncertainties relating to our operations and business environment that may cause actual results to differ materially from any future results expressed or implied in such forward-looking statements. Words such as “expects,” “will,” “plans,” “anticipates,” “indicates,” “believes,” “forecast,” “guidance,” “outlook” and similar expressions are intended to identify forward-looking statements. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this investor update are based upon information available to us on the date of this investor update. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as required by applicable law. Our actual results could differ materially from these forward-looking statements due to numerous factors including, without limitation, the following: our ability to comply with the terms of our various financing arrangements; the costs and availability of financing; our ability to maintain adequate liquidity; our ability to execute our operational plans and revenue-generating initiatives, including optimizing our revenue; our ability to control our costs, including realizing benefits from our resource optimization efforts, cost reduction initiatives and fleet replacement programs; our ability to utilize our net operating losses; our ability to attract and retain customers; demand for transportation in the markets in which we operate; an outbreak of a disease that affects travel demand or travel behavior; demand for travel and the impact that global economic conditions have on customer travel patterns; excessive taxation and the inability to offset future taxable income; general economic conditions (including interest rates, foreign currency exchange rates, investment or credit market conditions, crude oil prices, costs of aircraft fuel and energy refining capacity in relevant markets); economic and political instability and other risks of doing business globally; our ability to cost-effectively hedge against increases in the price of aircraft fuel; any potential realized or unrealized gains or losses related to fuel or currency hedging programs; the effects of any hostilities, act of war or terrorist attack; the ability of other air carriers with whom we have alliances or partnerships to provide the services contemplated by the respective arrangements with such carriers; disruptions to our regional network; the costs and availability of aviation and other insurance; industry consolidation or changes in airline alliances; competitive pressures on pricing and on demand; our capacity decisions and the capacity decisions of our competitors; U.S. or foreign governmental legislation, regulation and other actions (including open skies agreements and environmental regulations); the impact of regulatory, investigative and legal proceedings and legal compliance risks; the impact of any management changes; labor costs; our ability to maintain satisfactory labor relations and the results of the collective bargaining agreement process with our union groups; any disruptions to operations due to any potential actions by our labor groups; weather conditions; and other risks and uncertainties set forth under Part I, Item 1A., “Risk Factors,” of UAL’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as well as other risks and uncertainties set forth from time to time in the reports we file with the U.S. Securities and Exchange Commission.

Executive Summary

Oscar Munoz

Chief Executive Officer

Meaningful steps forward in transforming direction of United

Joint contract ratified for flight attendants

Tentative agreement reached for technicians

Solidified leadership team with new additions

Best on-time performance for summer travel season in company history

Achieved GAAP pre-tax margin of 15.2%

15.7% when excluding special items

Pre-tax earnings ($B)

$1.6	$1.5
$1.7	$1.6

Including special charges

Excluding special charges

Operations and Commercial Update

Scott Kirby

President

Reliability continues to improve

Consolidated D:00

Consolidated completion factor

Consolidated A:14

Mishandled bag ratio

97.2	98.4 98.1 3Q15 3Q16 3Q14

3Q15 3Q16 3Q14

3Q15 3Q16 3Q14

58.5%	62.1% 65.5% 73.3% 78.4% 78.6% 6.50 5.45 5.04

PRASM

Year-over-year H/(L)

2Q16

1Q16

3Q16 4Q16E (7.4%)(6.6%)(5.8%) -5

PRASM drivers 3Q16 4Q16E

Surcharges( 1/2) pts. flat

Foreign exchange ( 1/4) pts. flat

Energy sector ( 1/4) pts. ( 1/4) pts.

Timing of July 4th holiday ( 1/4) pts. n/a

Timing of Jewish holidays  1/2 pts. ( 1/2) pts.

Timing of December holidays n/a ( 1/4) pts.

Total ( 3/4) pts. (1) pt.

Domestic

Positive close-in corporate booking trend

Industry capacity growth begins to taper Atlantic

Persistent capacity growth despite demand challenges

“Brexit” and related currency weakness and terrorism events affecting demand Pacific

China capacity growth continues but will slow as bilateral caps are met

Japan year-over-year positive 3Q PRASM as capacity declines and Yen strengthens Latin

Early but pronounced signs of Brazil unit revenue recovery

Very moderate industry capacity growth

(3.5%)-(6.5%) (5.3%) (10.7%)

(7.5%)-(10.5%)

(3.5%)-(6.5%)

(4.1%)

2%-5%

(1.5%)

3Q16 4Q16E

Commercial Opportunities

Julia Haywood

Executive Vice President and

Chief Commercial Officer

Commercial preview for investor day

Revenue management

Network

Segmentation

Product

Financial Update

Andrew Levy

Executive Vice President and

Chief Financial Officer

GAAP 3Q16 earnings per share of $3.01

$B 3Q16 3Q15 ? H/(L)

Total revenue $9.9 $10.3 ($0.4)

Fuel expense $1.6 $1.9 ($0.3)

Non-fuel expense1 $6.8 $6.8 $0.0

Pre-tax earnings $1.5 $1.6 ($0.1)

Net income $1.0 $4.8 ($3.8)

Earnings per share $3.01 $12.82 ($9.81)

Pre-tax margin 15.2% 15.6% (0.4) pts.

Pre-tax earnings down 6% YOY

In 3Q15, the company recorded a $3.2B tax benefit associated with the reversal of its valuation allowance

1	Includes non-fuel operating expense and non-operating expense
2	$3.2B tax benefit associated with the reversal of its valuation allowance contributed $8.56 to 3Q15 EPS

Adjusted 3Q16 earnings per share of $3.11

$B 3Q16 3Q15 ? H/(L)

Total revenue $9.9 $10.3 ($0.4)

Fuel expense $1.6 $1.9 ($0.3)

Non-fuel expense1 $6.7 $6.7 $0.0

Pre-tax earnings2 $1.6 $1.7 ($0.1)

Net income2 $1.0 $1.7 ($0.7)

Tax adjusted EPS2,3 $3.11 $2.91 $0.20

Earnings per share2 $3.11 $4.53 ($1.42)

Pre-tax margin2 15.7% 16.6% (0.9) pts.

Year-over- year non-fuel expense driven by recently ratified labor deals offset by savings initiatives

Grew tax-adjusted EPS ~7% 2,3

~15% reduction in shares outstanding year-over-year

Note: For a GAAP to non-GAAP reconciliation, see Appendix A

1	Includes non-fuel operating expense and non-operating expense
2	Excludes special items
3	3Q15 earnings per share adjusted for the ~36% effective tax rate booked in 3Q16

3Q16 & 4Q16E unit costs driven by ratified labor agreements

Total CASM1

Year-over-year H/(L)

4	75%-5 75%

Non-fuel CASM

Year-over-year H/(L)

1,2,3

4.75%-5.75%

~4.0%

3.4%

~2.0%

0.0%-1.0%

Labor agreements ratified in 2016

Core unit cost excluding newly ratified agreements

(3.3%)

3Q16 4Q16E 3Q16 4Q16E

14

1 While the Company anticipates that it will record special charges throughout the year at this time the Company is unable to provide an estimate of these charges with reasonable certainty. For a GAAP to non-GAAP reconciliation, see Appendix A

2 Non-fuel CASM (operating expense per available seat mile) excludes fuel, profit sharing, third-party expenses, special charges, the impact of certain primarily non-cash impairment,

severance and other similar accounting charges.

3	Excludes impact of non-ratified labor agreements

Higher FY16E unit costs driven by ratified labor agreements

Total CASM1

Year-over-year H/(L)

2.75%-3.25%

Non-fuel CASM

Year-over-year H/(L)

1,2,3

2.3%

(0.7%)

(2.0%) – (3.0%)

Labor agreements ratified in 2016

Core unit cost excluding newly ratified agreements

(11.9%)

FY15 FY16E FY15 FY16E

15

1 While the Company anticipates that it will record special charges throughout the year at this time the Company is unable to provide an estimate of these charges with reasonable certainty. For a GAAP to non-GAAP reconciliation, see Appendix A

2 Non-fuel CASM (operating expense per available seat mile) excludes fuel, profit sharing, third-party expenses, special charges, the impact of certain primarily non-cash impairment,

severance and other similar accounting charges.

3	Excludes impact of non-ratified labor agreements

Balanced capital allocation

	3Q16	FY16E
Investments in the business	Capital expenditures of $689M; Adjusted capital expenditures of $679M[1]	Expect adjusted capital expenditures of ~$3.2B[1]; Financed ~50% of capex related to new aircraft deliveries
Debt and pension	Debt and capital lease payments of $485M Contributed $240M to our pension	Debt and capital lease payments of $1.3B Funded ~$400M to our pension
Shareholder returns	Purchased $255M of common stock; Purchased $2.4B YTD, ~13% of shares outstanding	~$2.0B of current authorization remaining as of Sept. 30, 2016

Ended third quarter with unrestricted liquidity balance of $6.2B, including revolver

[1] Including assets acquired through the issuance of debt, airport construction financing and excluding fully reimbursable projects.
For a GAAP to non-GAAP reconciliation, see Appendix A

16

UNITED

Concluding Remarks

Oscar Munoz

Chief Executive Officer

Question & Answer Session

Appendix A: reconciliation of GAAP to Non-GAAP financial measures UAL evaluates its financial performance utilizing various accounting principles generally accepted in the United States of America (GAAP) and Non-GAAP financial measures, including income (loss) before income excluding income (loss) excluding special items, net earnings (loss) per share excluding items, and CASM, as taxes special items, net special adjusted, among others. CASM is a common metric used in the airline industry to measure an airline’s cost structure and efficiency. UAL reports CASM excluding profit sharing, third-party business expenses, fuel and special charges. Pursuant to SEC Regulation G, UAL has included the following reconciliation of reported Non-GAAP financial measures to comparable financial measures reported on a GAAP basis. UAL believes that adjusting for special items is useful to investors because special charges are non-recurring charges not indicative of UAL’s ongoing performance. In addition, the company believes that adjusting for MTM gains and losses from fuel derivative contracts settling in future periods and prior period gains and losses on fuel derivative contracts settled in the current period is useful because the adjustments allow investors to better understand the cash impact of settled fuel derivative contracts in a given period. UAL also believes that excluding third-party business expenses, such as maintenance, ground handling and catering services for third parties, fuel sales and non-air mileage redemptions, provides more meaningful disclosure because these expenses are not directly related to UAL’s core business. UAL also believes that excluding fuel costs from certain measures is useful to investors because it provides an additional measure of management’s performance excluding the effects of a significant cost item over which management has limited influence. UAL excludes profit sharing because this exclusion allows investors to better understand and analyze our recurring cost performance and provides a more meaningful comparison of our core operating costs to the airline industry. UAL also believes that adjusting capital expenditures for assets acquired through the issuance of debt, airport construction financing and excluding fully reimbursable projects is useful to investors in order to appropriately reflect the non-reimbursable funds spent on capital expenditures. UAL also presented diluted earnings per share excluding special items for the third quarter of 2015 adjusted for the impact of tax expense using the effective tax rate from the third quarter of 2016 in order to make the financial measures more comparable. UAL had minimal income tax expense in the third quarter of 2015 due to the release of its deferred tax asset valuation allowance in that period. For additional information related to special items, see the press release issued by UAL dated October 17, 2016, filed on that date with the SEC as an exhibit to UAL’s Form 8-K. (in millions) Three Months Ended September 30, Income before income taxes excluding special items 2016 2015 Income before income taxes (GAAP) $1,510 $1,606 Less: special items before income taxes 48 104 Income before income taxes excluding special items (Non-GAAP) $1,558 $1,710 Pre-tax margin excluding specials Total operating revenue $9,913 $10,306 Pre-tax margin 15.2% 15.6% Pre-tax margin excluding special items 15.7% 16.6% 19

Appendix A: reconciliation of GAAP to Non-GAAP financial measures (continued) (in millions, except per share data) Three Months Ended September 30, Tax adjusted earnings per share excluding special items 2016 2015 % Change Net income (GAAP) $965 $4,816 (80%) Less: special items, net of tax 32 (3,114) NM Net income, excluding special items (Non-GAAP) $997 $1,702 (41%) Less: Income tax adjustment using 3Q16 rate for 3Q15—(608) NM Tax adjusted Net income excluding special items (Non-GAAP) $997 $1,094 (9%) Diluted earnings per share (GAAP) $3.01 $12.82 (77%) Add back: special items 0.15 (8.29) NM Tax effect related to special items (0.05)—NM Diluted earnings per share, excluding special items (Non-GAAP) $3.11 $4.53 (31%) Less: Income tax adjustment using 3Q16 tax rate for 3Q15—(1.62) NM Tax adjusted earnings per share excluding special items, diluted (Non-GAAP) $3.11 $2.91 7% Weighted average shares, diluted 321 376 20

Appendix A: reconciliation of GAAP to Non-GAAP financial measures

(continued)

(in millions)

Three Months Ended

September 30,

Non-Fuel Expense 2016 2015

Total operating expense (GAAP) $8,289 $8,407

less: Aircraft fuel 1,603 1,934

add: Total nonoperating expense 114 293

Non-fuel expense $6,800 $6,766

less: Special charges 45 76

less: Nonoperating special (gains) charges—61

less: Mark-to-market losses from fuel derivative contracts settling in future periods—36 less: Prior period gains (losses) on fuel derivative contracts settled in the current period 3 (69)

Non-Fuel Expense excluding special items (Non-GAAP) $6,752 $6,662

21

Appendix A: reconciliation of GAAP to Non-GAAP financial measures (continued) Three Months Ended September 30, % Twelve Months Ended December 31% (in cents) Non-Fuel CASM 2016 2015 Increase/ (Decrease) 2015 2014 Increase/ (Decrease) Cost per available seat mile (CASM) 12.18 12.60 (3.3) 13.08 14.85 (11.9) less: Special charges 0.07 0.12 NM 0.13 0.18 NM CASM, excluding special charges 12.11 12.48 (3.0) 12.95 14.67 (11.7) less: Third-party business expenses 0.09 0.10 (10.0) 0.12 0.22 (45.5) CASM, excluding special charges and third-party business expenses 12.02 12.38 (2.9) 12.83 14.45 (11.2) less: Fuel expense 2.35 2.90 (19.0) 3.01 4.75 (36.6) CASM, excluding special charges, third-party business expenses and fuel 9.67 9.48 2.0 9.82 9.70 1.2 less: Profit sharing per available seat mile 0.30 0.42 (28.6) 0.28 0.09 211.1 CASM, excluding special charges, third-party business expenses, fuel, and profit sharing 9.37 9.06 3.4 9.54 9.61 (0.7) (in millions) Three Months Ended September 30, 2016 Capital Expenditures Capital expenditures (GAAP) $689 plus: Property and equipment acquired through the issuance of debt 56 plus: Airport construction financing 33 less: Fully reimbursable projects (99) Adjusted capital expenditures (Non-GAAP) $679 22 NM Not meaningful